UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                       October 22, 2004 (October 20, 2004)
                     ______________________________________
                Date of report (Date of earliest event reported)

                               Hexcel Corporation
                   ___________________________________________
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-8472                    94-1109521
 ______________________________________________________________________________
        (State                   (Commission                (IRS Employer
    of Incorporation)              File No.)              Identification No.)

                               Two Stamford Plaza
                              281 Tresser Boulevard
                        Stamford, Connecticut 06901-3238
             ______________________________________________________
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 969-0666
               __________________________________________________
              (Registrant's telephone number, including area code)

                                       N/A
           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02   Results of Operation and Financial Condition

            On October 20, 2004, Hexcel Corporation, a Delaware corporation (the "Company"), issued a press release in which the Company announced its financial results for its fiscal quarter and nine months ended September 30, 2004. A copy of this earnings press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

Section 7 - Regulation FD

Item 7.01   Regulation FD Disclosure

            The information contained in Item 2.02 of this report is incorporated by reference into this Item 7.01.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits

            99.1  Press Release issued by the Company on October 20, 2004.



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                                    Signature
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HEXCEL CORPORATION

     October 22, 2004
                                                   /s/ William J. Fazio
                                                --------------------------
                                                   William J. Fazio
                                                   Corporate Controller and
                                                   Chief Accounting Officer



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                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               -----------

99.1          Press Release issued by the Company on October 20, 2004.